SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: June 30, 2010

CAPITAL GOLD CORPORATION
(Exact name of registrant as specified in Charter)

Delaware	001-34618	13-3180530
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

76 Beaver Street, 14th Floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 344-2785

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

CAPITAL GOLD COPROPORATION (“CAPITAL GOLD” OR THE “COMPANY”) AND NAYARIT GOLD, INC. (“NAYARIT”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF CAPITAL GOLD AND NAYARIT REGARDING, AMONG OTHER THINGS, CAPITAL GOLD’S PROPOSED BUSINESS COMBINATION DISCUSSED HEREIN AND THE BUSINESS OF NAYARIT AND ITS SUBSIDIARIES, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: (1) CAPITAL GOLD’S ABILITY TO COMPLETE THE TRANSACTION; AND (2) OTHER RISKS REFERENCED FROM TIME TO TIME IN CAPITAL GOLD’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AND THOSE FACTORS LISTED IN THE PROXY STATEMENT/PROSPECTUS UNDER “RISK FACTORS”. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NEITHER CAPITAL GOLD NOR NAYARIT ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

THE COMPANY HAS FILED A DEFINITIVE PROXY STATEMENT/PROSPECTUS WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION. SECURITYHOLDERS OF THE COMPANY AND OTHER INTERESTED PERSONS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, THE CURRENT REPORT ON FORM 8-K FILED BY THE COMPANY WITH THE SEC ON FEBRUARY 11, 2010 (TOGETHER WITH THIS REPORT, THE “CURRENT REPORTS”) AND ANY OTHER DOCUMENTS FILED OR TO BE FILED BY THE COMPANY WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JULY 31, 2009 (THE “ANNUAL REPORT”) AND OTHER REPORTS AS FILED WITH THE SEC, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE COMPANY’S OFFICERS AND DIRECTORS AND THEIR AFFILIATES AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTION.

THE INFORMATION ON NEITHER CAPITAL GOLD’S NOR NAYARIT’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS CAPITAL GOLD MAKES WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 1.01	Entry into a Material Definitive Agreement.

On June 30, 2010, Capital Gold Corporation (“Capital Gold” or the “Company”) entered into the First Amendment to the Amended and Restated Credit Agreement (the “Amendment”) by and among our wholly-owned Mexican subsidiaries Minera Santa Rita S. de R.L. de C.V. and Oro de Altar S. de R.L. de C.V., as borrowers (“Borrowers”), the Company, as guarantor, and Standard Bank PLC (“Standard Bank”), as the lender.  The Amendment amends the Amended and Restated Credit Agreement between the parties entered into on September 18, 2008 with retroactive effect from July 17, 2008 (the “Credit Agreement”), which amended and restated the Credit Agreement between the parties dated August 15, 2006.  The Credit Agreement provides for a senior secured term credit facility in the aggregate amount of U.S.$12,500,000 (the “Term Facility”) and provided for a senior secured revolving credit facility in the aggregate principal amount of U.S.$5,000,000 (the “Revolving Facility”).   Capital Gold guarantees all obligations of the Borrowers under the Term Facility and the Revolving Facility.

The material amendments to the Credit Agreement contained in the Amendment are as follows:

The Amendment increases the Revolving Facility to U.S.$7,500,000.  The Revolving Facility is available for a two-year period commencing June 30, 2010.  The Borrowers may request a borrowing of the Revolving Facility from time to time, provided that each borrowing shall be in a minimum aggregate amount of U.S.$500,000.  All amounts due under the Revolving Facility, including all accrued interest and other amounts described in the Credit Agreement, shall be due and payable on June 30, 3012.

Amounts borrowed under the Term Facility and the Revolving Facility bear interest at a rate per annum equal to the LIBO Rate, as defined in the Credit Agreement, for the applicable interest period plus the applicable margin.  The applicable margin for the Revolving Facility was increased in the Amendment to 3.0% per annum.

The Borrowers are to use the proceeds of the Revolving Facility to fund general corporate and working capital requirements in connection with the El Chanate gold mining project and the Saric gold exploration project.

The Amendment increased the Tangible Net Worth (as defined in the Credit Agreement) requirement to at least U.S.$30,000,000 and requires Capital Gold to maintain at all times a Ratio of Debt to Cash Flow from Operations, as defined in the Amendment, of no greater than 2:50:1:00.

The foregoing summary is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1.  For more detailed information on the terms of the Credit Agreement, please see the disclosure in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on October 29, 2008 and the text of the Credit Agreement, which is attached as Exhibit 10.31 to the Company’s Annual Report on Form 10-K for the year ended July 31, 2008 (filed on October 29, 2008).

On July 6, 2010, the Company and Nayarit Gold Inc., an Ontario corporation (“Nayarit”) entered into an extension agreement (the “Extension”) to extend the time to complete the proposed business combination between the Company and Nayarit from July 10, 2010 to August 2, 2010, in order to accommodate the special meeting of Nayarit shareholders which is scheduled to be held on July 12, 2010. The foregoing summary is qualified in its entirety by reference to the Extension, which is attached hereto as Exhibit 10.2.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Severance Agreement dated April 29, 2010 by and between John Brownlie the Company, on July 1, 2010, Mr. Brownlie resigned as a member (“Director”) of the Board of Directors of the Company.  He also resigned as President of the Company, effective July 1, 2010.   Mr. Brownlie did not resign from the Company’s Board of Directors as a result of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.07	Submission of Matters to a Vote of Security Holders

On July 2, 2010, the Company held its Special Meeting of Stockholders. The following is a tabulation of the voting on the proposals presented at the Special Meeting.

Proposal 1:  To adopt the business combination agreement, including the annexed amalgamation agreement (the “Business Combination Agreement”) dated February 10, 2010 as amended on April 29, 2010, between Capital Gold and Nayarit Gold Inc., an Ontario corporation (“Nayarit”) pursuant to which Nayarit will amalgamate with a to be formed wholly-owned Ontario subsidiary of Capital Gold and Capital Gold will issue approximately 12,099,135 shares of its common stock to stockholders of Nayarit and reserve for issuance an additional approximately 4,830,938 and 1,218,403 shares of Capital Gold pursuant to warrants and options, respectively, of Nayarit.  As a result of the transaction, Nayarit will become a wholly-owned subsidiary of Capital Gold (the “Business Combination”);

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
15,386,363	9,759,375	47,899	0

Proposal 2:  To consider and vote upon the adjournment of the Capital Gold Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Capital Gold Special Meeting, it appears we cannot consummate the transactions contemplated by the Business Combination Agreement and the other proposals to be considered by stockholders.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
15,997,005	9,087,412	109,219	0

Item 8.01	Other Events

On July 6, 2010, Capital Gold issued a press release announcing that at its special meeting of stockholders held on July 2, 2010, its stockholders voted to approve the business combination with Nayarit Gold, Inc. A copy of the press release is annexed to this Current Report on Form 8-K as Exhibit 99.1.

On July 7, 2010, Capital Gold issued a press release announcing that the Company entered into the First Amendment to the Amended and Restated Credit Agreement by and among its wholly-owned Mexican subsidiaries Minera Santa Rita S. de R.L. de C.V. and Oro de Altar S. de R.L. de C.V., as borrowers, the Company, as guarantor, and Standard Bank PLC, as the lender. A copy of the press release is annexed to this Current Report on Form 8-K as Exhibit 99.2.

The information furnished under this Item, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of Capital Gold, except as shall be expressly set forth by specific reference in such document.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits
10.1
First Amendment to Amended and Restated Credit Agreement, dated as of June 30, 2010, by and among Standard Bank PLC, Minera Santa Rita S. de R.L. de C.V., Oro de Altar S. de R.L. de C.V. and Capital Gold Corporation

10.2	Extension dated July 6, 2010 between the Company and Nayarit Gold.
10.3*	Severance Agreement and Release between the Company and John Brownlie dated April 29, 2010
99.1	Press release dated July 6, 2010 regarding special meeting of stockholders
99.2	Press release dated July 6, 2010 regarding First Amendment to the Amended and Restated Credit Agreement

*Incorporated by reference to the Company's Registration Statement on Form S-4 filed with the SEC on April 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL GOLD CORPORATION

/s/ Christopher Chipman
Name: Christopher Chipman
Title: Chief Financial Officer

Dated: June 30, 2010